Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q period report of Tri-Tech Holding Inc. for the quarter ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Peter Dong, certify that:

(1) This period report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Tri-Tech Holding Inc.

Date: August 14, 2012

/s/ Peter Dong
Peter Dong
Chief Financial Officer (Principal Financial Officer)